Exhibit 10.2

EMPLOYEE MATTERS AGREEMENT

among

MCDERMOTT INTERNATIONAL, INC.,

MCDERMOTT INCORPORATED,

THE BABCOCK & WILCOX COMPANY,

and

BABCOCK & WILCOX INVESTMENT COMPANY

dated as of

[            ] [    ], 2010

i

ii

EMPLOYEE MATTERS AGREEMENT

THIS EMPLOYEE MATTERS AGREEMENT dated as of [                    ], 2010 among McDermott International, Inc., a Panamanian corporation (“MII”), McDermott Incorporated, a Delaware corporation (“MI”), The Babcock & Wilcox Company, a Delaware corporation (“B&W”), and Babcock & Wilcox Investment Company, a Delaware corporation (“BWICO”). MII, MI, B&W and BWICO are sometimes referred to herein, individually, as a “Party,” and, collectively, as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in Article I hereof.

RECITALS

WHEREAS, each of MI, B&W and BWICO is a direct or indirect, wholly owned subsidiary of MII;

WHEREAS, the Board of Directors of MII has determined that it would be appropriate and in the best interests of MII and its stockholders to effectuate the Distribution as described in the Master Separation Agreement between MII and B&W dated as of                     , 2010 (the “Master Separation Agreement”); and

WHEREAS, the Master Separation Agreement provides, among other things, subject to the terms and conditions thereof, for the Distribution and for the execution and delivery of certain other agreements, including this Agreement, in order to facilitate and provide for the separation of B&W and its subsidiaries from MII; and

WHEREAS, in order to ensure an orderly transition under the Master Separation Agreement, it will be necessary for the Parties to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans and programs, and certain employment matters.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

(a) “Additional MII RSAs” has the meaning set forth in Section 3.2(b).

(b) “Additional MII RSUs” has the meaning set forth in Section 3.3(b).

(c) “Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

(d) “Agreement” means this Employee Matters Agreement together with all Schedules hereto and all amendments, modifications and changes hereto and thereto entered into in accordance with Section 11.10.

(e) “Ancillary Agreements” has the meaning set forth in the Master Separation Agreement.

(f) “Benefit Arrangement” means any contract, agreement, policy, practice, program, plan, trust or arrangement (other than any deferred compensation, profit sharing, bonus, stock-based compensation or other form of incentive compensation), providing for benefits, perquisites or compensation of any nature to any Employee, or to any family member, dependent or beneficiary of any such Employee, including, travel and accident, tuition reimbursement, vacation, sick, personal or bereavement days, and holidays.

(g) “B&W” has the meaning set forth in the preamble to this Agreement.

(h) “B&W Common Stock” means the common stock of B&W, par value $0.01 per share.

(i) “B&W Employee” means any individual who is employed by a member of the B&W Group on the day after the Distribution Date.

(j) “B&W Entity” means any member of the B&W Group (together with each current and former, direct or indirect, subsidiary of any such member (and of any such former subsidiary)), but also includes any entity which was sold or otherwise disposed of or the business of which was discontinued at such time as such entity’s assets, liabilities or results of operations were accounted for within the Power Generation Systems, Government Operations or Industrial Operations segment of MII and its Subsidiaries (or any predecessor to any such segment). The Parties acknowledge that this term is defined differently in the Master Separation Agreement.

(k) “B&W Excess Plan” means any excess plan sponsored or maintained by any one or more members of the B&W Group on the day after the Distribution Date, including each of those set forth on Schedule 1.1(k).

(l) “B&W FSA” has the meaning set forth in Section 7.4(b).

(m) “B&W Group” means, collectively, B&W and each B&W Subsidiary.

(n) “B&W Legacy Award Holders” means the holders of one or more MII RSAs, MII RSUs, MII Options or performance-based equity awards under any of the MII Legacy Plans who are former employees of a member of the B&W Group (and will not be B&W Employees or McDermott Employees) and are listed on Schedule 1.1(n).

(o) “B&W Master Trust” has the meaning set forth in Section 5.1.

(p) “B&W New Equity Plan” means the plan adopted by B&W and approved by MII, as sole stockholder of B&W prior to the Distribution, as set forth on Schedule 1.1(p), under which the B&W equity-based awards described in Article III shall be issued.

(q) “B&W New SERP Plan” means the supplemental executive retirement plan adopted by B&W and approved by MII, as sole shareholder of B&W prior to the Distribution.

(r) “B&W Pension Beneficiaries” has the meaning set forth in Section 5.1.

(s) “B&W Pension Plan” means any pension plan sponsored or maintained by any one or more members of the B&W Group on the day after the Distribution Date, including each of those set forth on Schedule 1.1(s).

(t) “B&W Subsidiary” means any Subsidiary of B&W, other than Babcock & Wilcox Technical Services Group Pantex, LLC or Babcock & Wilcox Technical Services Group Y-12, LLC, as of the Distribution Date.

(u) “B&W Thrift Plan Beneficiaries” has the meaning set forth in Section 6.1.

(v) “B&W Thrift Plan” has the meaning set forth in Section 6.1 and on Schedule 1.1(v).

(w) “B&W Transferee Plan” has the meaning set forth in Section 5.1.

(x) “B&W Welfare Plan” means any Welfare Plan sponsored or maintained by any one or more members of the B&W Group on the day after the Distribution Date, including each of those set forth on Schedule 1.1(x).

(y) “B&W Welfare Plan Participants” has the meaning set forth in Section 7.1.

(z) “BWICO” has the meaning set forth in the preamble to this Agreement.

(aa) “COBRA” means the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as codified at Part 6 of Subtitle B of Title I of ERISA and at Code Section 4980B.

(bb) “Code” means the Internal Revenue Code of 1986.

(cc) “Confidential Information” has the meaning set forth in the Master Separation Agreement.

(dd) “Distribution” has the meaning set forth in the Master Separation Agreement.

(ee) “Distribution Date” has the meaning set forth in the Master Separation Agreement.

(ff) “Employee” means any McDermott Employee, Former McDermott Employee, B&W Employee or Former B&W Employee.

(gg) “ERISA” means the U.S. Employee Retirement Income Security Act of 1974.

(hh) “Final Transfer Amount” has the meaning set forth in Section 5.2(b).

(ii) “FMLA” means the U.S. Family and Medical Leave Act.

(jj) “Former B&W Employee” has the meaning set forth in Section 2.2(c).

(kk) “Former B&W Officer” means the persons listed on Schedule 1.1(kk), each of whom has been an officer of B&W prior to the date hereof but will not be a B&W Employee.

(ll) “Former McDermott Employee” has the meaning set forth in Section 2.2(b).

(mm) “Initial Transfer Amount” has the meaning set forth in Section 5.2(a).

(nn) “Initial Transfer Date” has the meaning set forth in Section 5.2(a).

(oo) “IRS” means the U.S. Internal Revenue Service.

(pp) “Master Separation Agreement” has the meaning set forth in the recitals to this Agreement.

(qq) “McDermott Benefit Arrangement” means any Benefit Arrangement sponsored or maintained by a member of the McDermott Group on the Distribution Date.

(rr) “McDermott Employee” means any individual who is employed by a member of the McDermott Group on the day after the Distribution Date.

(ss) “McDermott Entity” means any member of the McDermott Group, but also includes any entity which was sold or otherwise disposed of or the business of which was discontinued at such time as such entity’s assets, liabilities or results of operations were accounted for within the Offshore Oil and Gas Construction segment of MII and its Subsidiaries (or any predecessor to such segment, including Marine Construction Services). The Parties acknowledge that this term is defined differently in the Master Separation Agreement.

(tt) “McDermott Excess Plan” means any excess plan sponsored or maintained by any one or more members of the McDermott Group on the Distribution Date, including each of those set forth on Schedule 1.1(tt).

(uu) “McDermott Group” means, collectively, MII and each MII Subsidiary.

(vv) “McDermott Master Trust” means the trust that holds the commingled assets of the McDermott Pension Plan and the B&W Pension Plans.

(ww) “McDermott Pension Plan” means the Retirement Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliate Companies.

(xx) “McDermott SRPP” means the McDermott Incorporated Supplemental Retirement Payments Plan.

(yy) “McDermott Thrift Plan Beneficiaries” has the meaning set forth in Section 6.1.

(zz) “McDermott Thrift Plan” means the Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies.

(aaa) “McDermott Welfare Plan” means any Welfare Plan sponsored or maintained by any one or more members of the McDermott Group on the Distribution Date, including each of those set forth on Schedule 1.1(aaa).

(bbb) “MI” has the meaning set forth in the preamble to this Agreement.

(ccc) “MI Actuary” means an enrolled actuary appointed by MI.

(ddd) “MII” has the meaning set forth in the preamble to this Agreement.

(eee) “MII Common Stock” means the common stock of MII, par value $1.00 per share.

(fff) “MII Legacy Award Holder” means any holder of one or more MII RSAs, MII RSUs, MII Options or performance-based equity awards under any of the MII Legacy Plans who will not be a McDermott Employee or a B&W Employee and will not, as of the Distribution Date, be a member of the Board of Directors of either MII or B&W; provided, however, that the term “MII Legacy Award Holder” shall not include any Former B&W Officer or any B&W Legacy Award Holder.

(ggg) “MII Legacy Equity Plan” means any equity plan sponsored or maintained by MII immediately prior to the Distribution Date, including each of those set forth on Schedule 1.1(ggg).

(hhh) “MII Options” means options to purchase shares of MII Common Stock granted pursuant to any of the MII Legacy Equity Plans.

(iii) “MII RSAs” means restricted stock awards issued under any of the MII Legacy Equity Plans.

(jjj) “MII RSUs” means restricted stock units or deferred stock units issued under any of the MII Legacy Equity Plans that are not subject to performance conditions.

(kkk) “MII SERP” means the McDermott International, Inc. New Supplemental Executive Retirement Plan.

(lll) “MII Subsidiary” means any Subsidiary of MII as of the Distribution Date; provided, however, that (unless otherwise expressly stated) no B&W Entity shall be considered an “MII Subsidiary” for purposes of this Agreement.

(mmm) “NYSE” means the New York Stock Exchange.

(nnn) “Participating B&W Employers” has the meaning set forth in Section 7.1.

(ooo) “Participation Period” has the meaning set forth in Section 7.4(b).

(ppp) “Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

(qqq) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

(rrr) “Post-Distribution B&W Share Price” means the opening price on the NYSE of a share of B&W Common Stock on the next trading day following the Distribution Date.

(sss) “Post-Distribution MII Option” has the meaning set forth in Section 3.4(b).

(ttt) “Post-Distribution MII Share Price” means the opening price on the NYSE of a share of MII Common Stock on the next trading day following the Distribution Date.

(uuu) “Pre-Distribution MII Share Price” means the “regular way” closing price of a share of MII Common Stock on the Distribution Date, as reported on the NYSE’s Consolidated Transactions Reporting System.

(vvv) “Privacy Contract” means any contract entered into in connection with applicable privacy protection laws or regulations.

(www) “Registration Statement Effectiveness Date” means the first date on which the registration statement on Form S-8 (or other appropriate form) contemplated by Section 11.7 shall be effective under the Securities Act of 1933.

(xxx) “Replacement B&W Option” has the meaning set forth in Section 3.4(a).

(yyy) “Replacement B&W RSAs” has the meaning set forth in Section 3.2(a).

(zzz) “Replacement B&W RSUs” has the meaning set forth in Section 3.3(a).

(aaaa) “Replacement MII Performance RSUs” has the meaning set forth in Section 3.5(b).

(bbbb) “Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

(cccc) “U.S.” means the United States of America.

(dddd) “Value” has the meaning set forth in Section 5.5.

(eeee) “VEBA” has the meaning set forth in Section 7.3.

(ffff) “WARN” means the U.S. Worker Adjustment and Retraining Notification Act, and any applicable state or local law equivalent.

(gggg) “Welfare Plan” means a “welfare plan” as defined in ERISA Section 3(1) and also means a cafeteria plan under Code Section 125 and any benefits offered thereunder, including pre-tax premium conversion benefits, a dependent care assistance program, contribution funding toward a health savings account and flex or cashable credits.

Section 1.2 Interpretation. In this Agreement, unless the context clearly indicates otherwise:

(a) words used in the singular include the plural and words used in the plural include the singular;

(b) if a word or phrase is defined in this Agreement, its other grammatical forms, as used in this Agreement, shall have a corresponding meaning;

(c) reference to any gender includes the other gender and the neuter;

(d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(e) the words “shall” and “will” are used interchangeably and have the same meaning;

(f) the word “or” shall have the inclusive meaning represented by the phrase “and/or”;

(g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”;

(h) all references to a specific time of day in this Agreement shall be based upon Central Standard Time or Central Daylight Savings Time, as applicable, on the date in question;

(i) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified;

(j) accounting terms used herein shall have the meanings historically ascribed to them by MII and its Subsidiaries, including B&W for this purpose, in its and their internal accounting and financial policies and procedures in effect immediately prior to the date of this Agreement;

(k) reference to any Article, Section or Schedule means such Article or Section of, or such Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

(l) the words “this Agreement,” “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision of this Agreement;

(m) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by this Agreement;

(n) reference to any Law (including statutes and ordinances) means such Law (including any and all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(o) references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; and any reference to a third party shall be deemed to mean a Person who is not a Party or an Affiliate of a Party;

(p) if there is any conflict between the provisions of the main body of this Agreement and the Schedules hereto, the provisions of the main body of this Agreement shall control unless explicitly stated otherwise in such Schedule;

(q) unless otherwise specified in this Agreement, all references to dollar amounts herein shall be in respect of lawful currency of the U.S.;

(r) the titles to Articles and headings of Sections contained in this Agreement, in any Schedule and in the table of contents to this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement; and

(s) any portion of this Agreement obligating a Party to take any action or refrain from taking any action, as the case may be, shall mean that such Party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

Section 2.1 Active Employees.

(a) B&W Employees. Except as otherwise set forth in this Agreement, effective not later than the day immediately following the Distribution Date, the employment of each individual (collectively, the “B&W Employees”) whose employment duties are to be primarily related to the business activities of the B&W Group after the Distribution shall be continued by a member of the B&W Group or shall be assigned and transferred to a member of the B&W Group (in each case, as determined by B&W). Each of the Parties agrees to execute, and to seek to have the applicable employees execute, such documentation as may be necessary to reflect such assignments and transfers.

(b) McDermott Employees. Except as otherwise set forth in this Agreement, effective not later than the day immediately following the Distribution Date, the employment of each individual (collectively, the “McDermott Employees”) whose employment duties are to be primarily related to the business activities of the McDermott Group after the Distribution shall be continued by a member of the McDermott Group or shall be assigned and transferred to a member of the McDermott Group (in each case as determined by MII). Each of the Parties agrees to execute, and to seek to have the applicable employees execute, such documentation as may be necessary to reflect such assignments and transfers.

(c) At-Will Status. Notwithstanding the above or any other provision of this Agreement, nothing in this Agreement shall create any obligation on the part of any member of the McDermott Group or any member of the B&W Group to continue the employment of any employee for any period following the date of this Agreement or the Distribution or to change the employment status of any employee from “at will,” to the extent such employee is an “at will” employee under applicable law.

(d) Severance. The Distribution and the assignment, transfer or continuation of the employment of employees as contemplated by this Section 2.1 shall not be deemed a severance of employment of any employee for purposes of this Agreement and any plan, policy, practice or arrangement of any member of the McDermott Group or any member of the B&W Group.

(e) Change of Control/Change in Control. Neither the completion of the Distribution nor any transaction in connection with the Distribution shall be deemed a “change of control” or “change in control” for purposes of any plan, policy, practice or arrangement relating to directors, employees or consultants of any member of the McDermott Group or any member of the B&W Group.

Section 2.2 Former Employees.

(a) General Principles. Except as otherwise provided in this Agreement, each former employee of any member of the McDermott Group or any member of the B&W Group as of the Distribution Date will be considered a former employee of the McDermott Group or the B&W Group based on his employer as of his first day of employment with any McDermott Entity or B&W Entity.

(b) Former McDermott Employees. For purposes of this Agreement, former employees of the McDermott Group shall be deemed to include all employees who, as of their first day of employment, were employed by a McDermott Entity and will not be either a B&W Employee or a McDermott Employee (collectively, the “Former McDermott Employees”).

(c) Former B&W Employees. For purposes of this Agreement, former employees of the B&W Group shall be deemed to include all employees who, as of their first day of employment, were employed by a B&W Entity and will not be either a B&W Employee or a McDermott Employee (collectively, the “Former B&W Employees”).

Section 2.3 Employment Law Obligations.

(a) WARN Act. After the Distribution Date, (i) MII or MI shall be responsible for providing any necessary WARN notice (and meeting any similar state law notice requirements) with respect to any termination of any McDermott Employee and (ii) B&W or BWICO shall be responsible for providing any necessary WARN notice (and meeting any similar state law notice requirements) with respect to any termination of any B&W Employee.

(b) Compliance With Employment Laws. On and after the Distribution Date, (i) each member of the McDermott Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related laws and requirements relating to the employment of its McDermott Employees and the treatment of any applicable Former McDermott Employees in respect of their former employment, and (ii) each member of the B&W Group shall be responsible for adopting and maintaining any policies or practices, and for all other actions and inactions, necessary to comply with employment-related laws and requirements relating to the employment of its B&W Employees and the treatment of any applicable Former B&W Employees in respect of their former employment.

Section 2.4 Employee Records.

(a) Records Relating to McDermott Employees and Former McDermott Employees. All records and data in any form relating to McDermott Employees and Former McDermott Employees shall be the property of the McDermott Group, except that records and data pertaining to such an employee and relating to any period that such employee was (i) employed by any member of the B&W Group or (ii) covered under any employee benefit plan sponsored by any member of the B&W Group (to the extent that such records or data relate to such coverage) prior to the Distribution Date shall be jointly owned by those members of the B&W Group and the McDermott Group.

(b) Records Relating to B&W Employees and Former B&W Employees. All records and data in any form relating to B&W Employees and Former B&W Employees shall be the property of the B&W Group,

except that records and data pertaining to such an employee and relating to any period that such employee was (i) employed by any member of the McDermott Group or (ii) covered under any employee benefit plan sponsored by any member of the McDermott Group (to the extent that such records or data relate to such coverage) prior to the Distribution Date shall be jointly owned by those members of the McDermott Group and the B&W Group.

(c) Sharing of Records. The Parties shall use their respective commercially reasonable efforts to provide the other Parties such employee-related records and information as necessary or appropriate to carry out their respective obligations under applicable law (including any relevant privacy protection laws or regulations in any applicable jurisdictions or Privacy Contract), this Agreement, any other Ancillary Agreement or the Master Separation Agreement, and for the purposes of administering their respective employee benefit plans and policies. All information and records regarding employment, personnel and employee benefit matters of McDermott Employees and Former McDermott Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by members of the McDermott Group in accordance with all applicable laws, policies and Privacy Contracts relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. All information and records regarding employment, personnel and employee benefit matters of B&W Employees and Former B&W Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by members of the B&W Group in accordance with all applicable laws, policies and Privacy Contracts relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records.

(d) Access to Records. To the extent not inconsistent with this Agreement and any applicable privacy protection laws or regulations or Privacy Contracts, access to such records after the Distribution Date will be provided to members of the McDermott Group and members of the B&W Group in accordance with the Master Separation Agreement. In addition, notwithstanding anything to the contrary, MII and MI shall be provided reasonable access to those records necessary for their administration of any plans or programs on behalf of McDermott Employees and Former McDermott Employees after the Distribution Date as permitted by any applicable privacy protection laws or regulations or Privacy Contracts. MII and MI shall also be permitted to retain copies of all restrictive covenant agreements with any B&W Employee or Former B&W Employee in which any member of the McDermott Group has a valid business interest. In addition, B&W and BWICO shall be provided reasonable access to those records necessary for their administration of any plans or programs on behalf of B&W Employees and Former B&W Employees after the Distribution Date as permitted by any applicable privacy protection laws or regulations or Privacy Contracts. B&W and BWICO shall also be permitted to retain copies of all restrictive covenant agreements with any McDermott Employee or Former McDermott Employee in which any member of the B&W Group has a valid business interest.

(e) Maintenance of Records. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, MII and B&W shall (and shall cause their respective Subsidiaries to) comply with all applicable laws, regulations, Privacy Contracts and internal policies, and shall indemnify and hold harmless each other from and against any and all liability, claims, actions, and damages that arise from a failure (by the indemnifying party or its Subsidiaries or their respective agents) to so comply with all applicable laws, regulations, Privacy Contracts and internal policies applicable to such information.

(f) No Access to Computer Systems or Files. Except as set forth in the Master Separation Agreement or any Ancillary Agreement, no provision of this Agreement shall give (i) any member of the McDermott Group direct access to the computer systems or other files, records or databases of any member of the B&W Group or (ii) any member of the B&W Group direct access to the computer systems or other files, records or databases of any member of the McDermott Group, unless specifically permitted by the owner of such systems, files, records or databases.

(g) Relation to Master Separation Agreement. The provisions of this Section 2.4 shall be in addition to, and not in derogation of, the provisions of the Master Separation Agreement governing Confidential Information, including Sections 6.3, 6.4 and 6.5 of the Master Separation Agreement.

(h) Confidentiality. Except as otherwise set forth in this Agreement, all records and data relating to Employees shall, in each case, be subject to the confidentiality provisions of the Master Separation Agreement and any other applicable agreement and applicable law.

(i) Cooperation. Each Party shall use commercially reasonable efforts to cooperate to share, retain and maintain data and records that are necessary or appropriate to further the purposes of this Section 2.4 and for each Party to administer its respective benefit plans to the extent consistent with this Agreement and applicable law, and each Party agrees to cooperate as long as is reasonably necessary to further the purposes of this Section 2.4. Except as provided under any Ancillary Agreement, no Party shall charge another Party a fee for such cooperation.

ARTICLE III

EQUITY AND INCENTIVE COMPENSATION PLANS

Section 3.1 General Principles.

(a) For the avoidance of doubt, the provisions of this Article III shall not apply unless the Distribution takes place. MII and B&W shall take any and all reasonable action as shall be necessary and appropriate to further the provisions of this Article III.

(b) Where an award granted under one of the MII Legacy Equity Plans is replaced by an award under the B&W New Equity Plan in accordance with the provisions of this Article III, such award generally shall be on terms which are in all material respects identical to the terms of the award which it replaces (including any requirements of continued employment) but subject to any necessary changes to take into account that (i) the award relates to B&W Common Stock, (ii) the B&W New Equity Plan is administered by B&W, (iii) if applicable, the grantee under the award is employed or affiliated with a new employer or plan sponsor, and (iv) the award is not subject to any performance conditions. Where an award granted under one of the MII Legacy Equity Plans is adjusted in accordance with the provisions of this Article III, such award shall otherwise continue to retain the same terms and conditions of the original award, subject to any necessary changes to take into account the adjustments required by this Article III.

(c) Following the Distribution, a grantee who has outstanding awards under one or more of the MII Legacy Equity Plans and/or replacement awards under the B&W New Equity Plan shall be considered to have been employed by the applicable plan sponsor before and after the Distribution for purposes of (1) vesting and (2) determining the date of termination of employment as it applies to any such award.

(d) Notwithstanding the other provisions of this Article III, in the case of Michael S. Taff, fifty percent (50%) of the unvested awards otherwise subject to Section 3.2(a) shall be treated as if subject to Section 3.2(b), fifty percent (50%) of the unvested awards otherwise subject to Section 3.3(a) shall be treated as if subject to Section 3.3(b), fifty percent (50%) of the unvested awards otherwise subject to Section 3.4(a) shall be treated as if subject to Section 3.4(b) and fifty percent (50%) of the awards otherwise subject to Section 3.5(a) shall be treated as if subject to Section 3.5(b).

(e) No award described in this Article III, whether outstanding or to be issued, adjusted, substituted or cancelled by reason of or in connection with the Distribution, shall be adjusted, settled, cancelled, or exercisable, until in the judgment of the administrator of the applicable plan or program such action is consistent with all applicable law, including federal securities laws. Any period of exercisability will not be extended on account of a period during which such an award is not exercisable in accordance with the preceding sentence.

Section 3.2 Restricted Stock.

(a) Each grantee under any of the MII Legacy Equity Plans who will be a B&W Employee and who will hold, as of the Distribution Date, one or more MII RSAs that are unvested as of the Distribution Date (and will not become vested as of the Distribution Date) shall receive, on the last to occur of the Distribution

Date and the Registration Statement Effectiveness Date, as a replacement award in substitution for each such MII RSA (which shall be cancelled), a number of restricted shares of B&W Common Stock (a “Replacement B&W RSA”) under the B&W New Equity Plan having a value immediately following the Distribution Date equal to the value of the MII RSA (calculated using the Pre-Distribution MII Share Price), as calculated pursuant to the following provisions. In each case, the number of shares of B&W Common Stock subject to the Replacement B&W RSA shall be equal to (x) divided by (y), where (x) is the Pre-Distribution MII Share Price multiplied by the number of shares of MII Common Stock subject to the MII RSA that is being cancelled and replaced pursuant to this Section 3.2(a), and (y) is the Post-Distribution B&W Share Price, with the resulting number of shares subject to the Replacement B&W RSAs being rounded up or down to the nearest whole share. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the delivery of shares of B&W Common Stock to B&W Employees and the vesting of Replacement B&W RSAs and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the delivery and vesting of all such restricted shares. Except as provided in the foregoing provisions of this Section 3.2(a), Replacement B&W RSAs shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the MII RSAs which they replace.

(b) Each grantee under any of the MII Legacy Equity Plans who will be a McDermott Employee and who will hold, as of the Distribution Date, one or more MII RSAs that are unvested as of the Distribution Date (and will not become vested as of the Distribution Date), shall, for each such MII RSA (in lieu of receiving any restricted shares of B&W Common Stock in connection with such MII RSA), receive a number of additional restricted shares of MII Common Stock (the “Additional MII RSA”), under one of the MII Legacy Equity Plans. In each case, the number of shares of MII Common Stock subject to an Additional MII RSA shall be equal to the product of (x) and (y), where (x) is the number of shares of MII Common Stock covered by the MII RSA and (y) is equal to (a) the Pre-Distribution MII Share Price minus the Post-Distribution MII Share Price, divided by (b) the Post-Distribution MII Share Price, with the resulting number of shares subject to the Additional MII RSA being rounded up or down to the nearest whole share. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the Additional MII RSAs and (ii) responsible for remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such restricted shares. Except as provided in the foregoing provisions of this Section 3.2(b), Additional MII RSAs shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the MII RSAs with respect to which they are granted.

(c) Each grantee under the MII Legacy Equity Plans who will not be a McDermott Employee or B&W Employee (including each B&W Legacy Award Holder, each MII Legacy Award Holder and each Former B&W Officer) and who holds one or more MII RSAs that become vested as of the Distribution Date (whether pursuant to the terms of the applicable MII RSAs or the terms of any agreement between MII and such grantee) shall retain each such MII RSA and shall receive, on the last to occur of the Distribution Date and the Registration Statement Effectiveness Date, a number of shares of B&W Common Stock equal to the number of shares received by a stockholder of MII Common Stock in connection with the Distribution with respect to the number of shares of MII Common Stock subject to such MII RSA, with the resulting number of shares of B&W Common Stock being rounded up or down to the nearest whole share. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the MII RSAs to be issued in accordance with this Section 3.2(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of B&W Common Stock as described in this Section 3.2(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities.

Section 3.3 Restricted Stock Units.

(a) Each B&W Legacy Award Holder and each grantee under any of the MII Legacy Equity Plans who will be a B&W Employee and (in either case) who holds, as of the Distribution Date, one or more MII RSUs shall receive, on the last to occur of the Distribution Date and the Registration Statement Effectiveness Date, as a replacement award in substitution for each such MII RSU (which shall be cancelled), a number of restricted stock units with respect to and payable in shares of B&W Common Stock or (if, but only if, provided for under the terms of the applicable MII RSU) cash (“Replacement B&W RSUs”) under the B&W New Equity Plan having a value immediately after the Distribution Date equal to the value of the shares of MII Common Stock subject to the MII RSU (calculated using the Pre-Distribution MII Share Price), as calculated pursuant to the following provisions. In each case, the number of Replacement B&W RSUs shall be equal to (x) divided by (y), where (x) is the Pre-Distribution MII Share Price multiplied by the number of MII RSUs that are being cancelled and replaced pursuant to this Section 3.3(a), and (y) is the Post-Distribution B&W Share Price, with the resulting number of Replacement B&W RSUs being rounded up or down to the nearest whole unit. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of B&W Common Stock to B&W Legacy Award Holders and B&W Employees and the vesting of Replacement B&W RSUs and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such restricted stock units. Except as provided in the foregoing provisions of this Section 3.3(a), Replacement B&W RSUs shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the MII RSUs which they replace.

(b) Each MII Legacy Award Holder and each grantee under any of the MII Legacy Equity Plans who will be a McDermott Employee and (in either case) who will hold one or more MII RSUs as of the Distribution Date shall receive, for each award of MII RSUs (in lieu of receiving any B&W restricted or deferred stock units in connection with such MII RSUs), a number of additional restricted or deferred (as applicable) stock units with respect to MII Common Stock (the “Additional MII RSUs”), under one of the MII Legacy Equity Plans. In each case, the number of shares of MII Common Stock subject to an award of Additional MII RSUs shall be equal to the product of (x) and (y), where (x) is the number of shares of MII Common Stock covered by the original award of MII RSUs and (y) is equal to (a) the Pre-Distribution MII Share Price minus Post-Distribution MII Share Price, divided by (b) the Post-Distribution MII Share Price, with the resulting number of shares subject to the Additional MII RSUs being rounded up or down to the nearest whole share. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the vesting of the Additional MII RSUs or distribution of MII Common Stock to MII Legacy Award Holders and McDermott Employees and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such restricted stock units. Except as provided in the foregoing provisions of this Section 3.3(b), Additional MII RSUs shall be granted on such terms which are in all material respects identical (including with respect to vesting) to the terms of the MII RSUs with respect to which they are granted.

(c) Each Former B&W Officer who will hold MII RSUs as of the Distribution Date shall receive, on the last to occur of the Distribution Date and the Registration Statement Effectiveness Date, upon full settlement of such MII RSUs effective as of the Distribution Date, a number of shares of MII Common Stock payable with respect to such MII RSUs, plus an additional number of shares of B&W Common Stock (subject to applicable tax withholding) equal to the number of shares of B&W Common Stock that would have been distributed in the Distribution with respect to the number of shares of MII Common Stock subject to grantee’s vested MII RSUs. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of MII Common Stock upon settlement of an MII RSU in accordance with this Section 3.3(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of B&W Common Stock as described in this Section 3.3(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities.

Section 3.4 Stock Options.

(a) Each grantee under any of the MII Legacy Equity Plans (i) who is a B&W Legacy Award Holder or will be a B&W Employee, or who will not be a B&W Employee but will serve on the board of directors of B&W and not on the board of directors of MII immediately after the Distribution Date, and (ii) who holds as of the Distribution Date, one or more MII Options, shall receive, as a replacement award in substitution for each such MII Option (which shall be cancelled), an option to purchase a number of shares of B&W Common Stock under the B&W New Equity Plan (a “Replacement B&W Option”) having a value (calculated using the Post-Distribution B&W Share Price) equal to the value of the MII Common Stock subject to the MII Option (calculated using the Pre-Distribution MII Share Price), as calculated pursuant to the following provisions. The number of shares of B&W Common Stock subject to a Replacement B&W Option shall be equal to the product of (i) the number of shares of MII Common Stock subject to an MII Option as of the Distribution Date and (ii) a fraction, the numerator of which is the Pre-Distribution MII Share Price and the denominator of which is the Post-Distribution MII Share Price. Each such Replacement B&W Option shall have the same comparative ratio of the exercise price to the Post-Distribution B&W Share Price as the exercise price of each MII Option to the Pre-Distribution MII Share Price. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the exercise of Replacement B&W Options issued in accordance with this Section 3.4(a) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. Replacement B&W Options shall not be exercisable until the Registration Statement Effectiveness Date. Except as provided in the foregoing provisions of this Section 3.4(a), Replacement B&W Options granted under this Section 3.4(a) shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the MII Options with respect to which they replace.

(b) Each grantee under any of the MII Legacy Equity Plans (i) who is an MII Legacy Award Holder or will be a McDermott Employee, or who will not be a McDermott Employee but will serve on the board of directors of MII and not on the board of directors of B&W immediately after the Distribution Date, and (ii) who will hold one or more MII Options as of the Distribution Date, shall receive, in substitution for each such MII Option (which shall be cancelled), an option to purchase shares of MII Common Stock under one of the MII Legacy Equity Plans (a “Post-Distribution MII Option”) having a value (calculated using the Post-Distribution MII Share Price) equal to the value of the shares of MII Common Stock subject to the MII Option (calculated using the Pre-Distribution MII Share Price), as calculated pursuant to the following provisions. The number of shares of MII Common Stock subject to a Post-Distribution MII Option shall be equal to the product of (i) the number of shares of MII Common Stock subject to an MII Option as of the Distribution Date and (ii) a fraction, the numerator of which is the Pre-Distribution MII Share Price and the denominator of which is the Post-Distribution B&W Share Price. Each such Post-Distribution MII Option shall have the same comparative ratio of the exercise price to the Post-Distribution MII Share Price as the exercise price of each MII Option to the Pre-Distribution MII Share Price. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the exercise of Post-Distribution MII Options issued in accordance with this Section 3.4(b) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. Except as provided in the foregoing provisions of this Section 3.4(b), Post-Distribution MII Options shall be granted on terms which are in all material respects identical (including with respect to vesting) to the terms of the MII Options with respect to which they are substituted.

(c) Each grantee under any of the MII Legacy Equity Plans (i) who is a Former B&W Officer, or who will serve on the board of directors of both MII and B&W immediately after the Distribution Date, and (ii) who will hold one or more MII Options as of the Distribution Date shall receive, in substitution for each such MII Option (which shall be cancelled), both a Replacement B&W Option with respect to shares of B&W Common Stock and a Post-Distribution MII Option with respect to shares of MII Common Stock, with such shares of B&W Common Stock and MII Common Stock having an aggregate value (calculated using the Post-Distribution MII Share Price and the Post-Distribution B&W Share Price) equal to the value of the shares of MII Common Stock subject to the MII Option (calculated using the Pre-Distribution MII

Share Price), as calculated pursuant to the following provisions. In each case, the number of shares of MII Common Stock subject to the Post-Distribution MII Option shall be determined by multiplying the aggregate fair market value of the number of shares of MII Common Stock subject to the MII Option using the Pre-Distribution MII Share Price by a fraction, the numerator of which is the Post-Distribution MII Share Price and the denominator of which is the Post-Distribution MII Share Price plus the Post-Distribution B&W Share Price. In each case, the number of shares of B&W Common Stock subject to the Replacement B&W Option shall be determined by multiplying the fair market value of the number of shares of MII Common Stock subject to the MII Option using the Pre-Distribution MII Share Price by a fraction the numerator of which is the Post-Distribution B&W Share Price and the denominator of which is the Post-Distribution MII Share Price plus the Post-Distribution B&W Share Price. Each of the Replacement B&W Options and the Post-Distribution MII Options shall have the same comparative ratio of the exercise price to the Post-Distribution B&W Share Price and Post-Distribution MII Share Price, respectively, as the exercise price of the MII Option being replaced to the Pre-Distribution MII Share Price. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the exercise of Post-Distribution MII Options issued in accordance with this Section 3.4(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. Replacement B&W Options shall not be exercisable until the Registration Statement Effectiveness Date. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the exercise of Replacement B&W Options issued in accordance with this Section 3.4(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. Except as provided in the foregoing provisions of this Section 3.4(c), Replacement B&W Options and Post-Distribution MII Options shall be granted on such terms which are in all material respects identical (including with respect to vesting) to the terms of the MII Options with respect to which they are granted.

Section 3.5 Performance-Based Awards.

(a) Each grantee under any of the MII Legacy Equity Plans who is a B&W Legacy Award Holder or will be a B&W Employee and (in either case) who holds, as of the Distribution Date, one or more performance-based awards as of the Distribution Date shall receive, on the last to occur of the Distribution Date and the Registration Statement Effectiveness Date, as a replacement award in substitution for each such performance-based award (which shall be cancelled), a number of restricted stock units with respect to and payable in shares of B&W Common Stock (“Replacement B&W Performance RSUs”) under the B&W New Equity Plan. The Replacement B&W Performance RSUs will have a value (calculated using the Post-Distribution B&W Share Price) equal to the value of the shares of MII Common Stock (calculated using the Pre-Distribution MII Share Price) that would vest under the performance-based award at target, as calculated pursuant to the following provisions. In each case, the number of Replacement B&W Performance RSUs shall be equal to (x) divided by (y), where (x) is the Pre-Distribution MII Share Price multiplied by the number of shares of MII Common Stock subject to the performance-based awards at target performance that are being cancelled and replaced pursuant to this Section 3.5(a), and (y) is the Post-Distribution B&W Share Price, with the resulting number of Replacement B&W Performance RSUs being rounded up or down to the nearest whole unit. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of B&W Common Stock in accordance with this Section 3.5(a) and the vesting of Replacement B&W Performance RSUs and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such restricted stock units. Continued employment conditions applicable to such awards will apply to the converted award.

(b) Each grantee under any of the MII Legacy Equity Plans who is an MII Legacy Award Holder or will be a McDermott Employee and (in either case) who will hold one or more performance-based equity awards as of the Distribution Date, shall receive, as a replacement award in substitution for each such performance-based award (which shall be cancelled), a number of restricted stock units with respect to and payable in shares of MII Common Stock (“Replacement MII Performance RSUs”) under one of the MII

Legacy Equity Plans. In each case, the Replacement MII Performance RSUs will have a value (calculated using the Post-Distribution MII Share Price) equal to the value of the shares of MII Common Stock (calculated using the Pre-Distribution MII Share Price) that would vest under the performance-based award at target, as determined pursuant to the following provisions. In each case, the number of Replacement MII Performance RSUs shall be equal to (x) divided by (y), where (x) is the Pre-Distribution MII Share Price multiplied by the number of shares of MII Common Stock subject to the performance-based awards at target performance that are being cancelled and replaced pursuant to this Section 3.5(b), and (y) is the Post-Distribution MII Share Price, with the resulting number of Replacement MII Performance RSUs being rounded up or down to the nearest whole unit. MII shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of MII Common Stock in accordance with this Section 3.5(c) and the vesting of Replacement MII Performance RSUs and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities in respect of the distribution and vesting of all such restricted stock units. Continued employment conditions applicable to such awards will apply to the converted award.

(c) Each grantee under the MII Legacy Equity Plans who is a Former B&W Officer and who will hold one or more performance-based equity awards as of the Distribution Date shall receive (subject to applicable tax withholding) a number of Replacement MII Performance RSUs equal to the number of shares of MII Common Stock that would have been earned at target performance for each such performance-based equity award, with the resulting number of Replacement MII Performance RSUs being rounded up or down to the nearest whole unit and shall also receive (subject to applicable tax withholding), on the last to occur of the Distribution Date and the Registration Statement Effectiveness Date, a number of Replacement B&W Performance RSUs equal to the number of shares of B&W Common Stock that would have been distributed in the Distribution with respect to the Replacement MII Performance RSUs as if each of such Replacement MII Performance RSUs had been MII Common Stock. MII (or one or more of the MII Subsidiaries, as designated by MII) shall be responsible for the satisfaction of all tax reporting and withholding requirements in respect of the distribution of MII Common Stock upon settlement of a performance-based equity award in accordance with this Section 3.5(c) and shall be responsible for remitting the appropriate tax or withholding amounts to the appropriate taxing authorities. B&W shall be responsible for (i) the satisfaction of all tax reporting and withholding requirements in respect of the distribution of B&W Common Stock upon settlement of the additional B&W restricted stock units in accordance with this Section 3.5(c) and (ii) remitting the appropriate tax or withholding amounts to the appropriate taxing authorities.

(d) Notwithstanding the foregoing provisions of this Section 3.5, the performance-based equity awards held by the persons listed on Schedule 3.5(d) which are scheduled to vest in August 2010, and which are no longer subject to performance conditions, shall be treated as if they were MII RSUs under the applicable provisions of Section 3.3.

Section 3.6 Section 16(b) of the Exchange Act; Code Sections 162(m) and 409A.

(a) By approving the adoption of this Agreement, the respective boards of directors of MII and B&W intend to exempt from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, by reason of the application of Rule 16b-3 thereunder, all acquisitions and dispositions of equity incentive awards by directors and executive officers of each of MII and B&W, and the respective boards of directors of MII and B&W also intend to expressly approve, in respect of any equity-based award, the use of any method for the payment of an exercise price and the satisfaction of any applicable tax withholding (specifically including the actual or constructive tendering of shares in payment of an exercise price and the withholding of option shares from delivery in satisfaction of applicable tax withholding requirements) to the extent such method is permitted under the applicable equity incentive plan and award agreement.

(b) Notwithstanding anything in this Agreement to the contrary (including the treatment of supplemental and deferred compensation plans, outstanding long-term incentive awards and annual incentive awards as described herein), MII and B&W agree to negotiate in good faith regarding the need for any treatment different from that otherwise provided herein to ensure that (i) a federal income tax deduction for the payment of such supplemental or deferred compensation or long-term incentive award, annual incentive award or other compensation is not limited by reason of Code Section 162(m), and (ii) the treatment of such supplemental or deferred compensation or long-term incentive award, annual incentive award or other compensation does not cause the imposition of a tax under Code Section 409A.

Section 3.7 Certain Bonus Payments.

(a) Except to the extent otherwise provided in Section 10.1, annual incentive bonuses in respect of 2010 shall be paid to McDermott Employees and B&W Employees by MII and B&W, respectively, at the time such bonuses are normally paid (but no later than March 15, 2011) in accordance with the bonus pools determined by the Compensation Committee of the respective board of directors. The annual incentive bonuses in respect of 2010 for McDermott Employees and B&W Employees who are employed by MI on the day before the Distribution Date shall be bifurcated. Each such individual’s bonus shall be the sum of: (i) the target bonus for the year, prorated for the period between January 1, 2010 and the day before the Distribution Date, and (ii) the bonus based on the applicable bonus plan provisions, prorated for the period between the Distribution Date and December 31, 2010.

(b) B&W shall assume responsibility for the grant of 2010 bonuses and liability for payment of bonuses to the individuals listed on Schedule 3.7(b) earned under the MII Executive Incentive Compensation Plan, the MII Management Incentive Compensation Plan for B&W Employees and the MI Salaried Employees Incentive Plan. MII shall maintain liability for payment of bonuses to individuals other than those listed on Schedule 3.7(b) earned under the MII Executive Incentive Compensation Plan, the MII Management Incentive Compensation Plan for MII Employees and the MI Salaried Employees Incentive Plan.

ARTICLE IV

GENERAL PRINCIPLES FOR ALLOCATION OF LIABILITIES

Section 4.1 General Principles.

(a) Each member of the McDermott Group and each member of the B&W Group shall take any and all reasonable action as shall be necessary or appropriate so that active participation in the McDermott Pension Plan, McDermott Thrift Plan, McDermott Welfare Plans and McDermott Benefit Arrangements by all B&W Employees and Former B&W Employees shall terminate in connection with the Distribution as and when provided under this Agreement (or if not specifically provided under this Agreement, as of 11:59 p.m. on the Distribution Date), and each member of the B&W Group shall cease to be a participating employer under the terms of such McDermott Pension Plan, McDermott Thrift Plan, McDermott Welfare Plans and McDermott Benefit Arrangements as of such time.

Each member of the B&W Group and each member of the McDermott Group shall take any and all reasonable action as shall be necessary or appropriate so that active participation in the B&W Pension Plans, B&W Thrift Plan, B&W Welfare Plans and B&W Benefit Arrangements by all McDermott Employees and Former McDermott Employees shall terminate in connection with the Distribution as and when provided under this Agreement (or if not specifically provided under this Agreement, as of 11:59 p.m. on the Distribution Date), and each member of the McDermott Group shall cease to be a participating employer under the terms of such B&W Pension Plans, B&W Thrift Plan, B&W Welfare Plans and B&W Benefit Arrangements as of such time.

Except as otherwise provided in this Agreement, one or more members of the B&W Group (as designated by B&W) shall continue to be responsible for or assume, effective as of the day after the Distribution Date, all employee benefits liabilities for B&W Employees and Former B&W Employees, and the assets relating to such employee benefits for B&W Employees and Former B&W Employees shall be transferred to or continue to be held by one or more members of the B&W Group (as designated by B&W); and one or more members of the McDermott Group (as designated by MII) shall continue to be responsible for or assume all employee benefits liabilities for McDermott Employees and Former McDermott Employees and the assets relating to such employee benefits for McDermott Employees and Former McDermott Employees shall be transferred to or continue to be held by one or more members of the McDermott Group (as designated by MII).

(b) Except as otherwise provided in this Agreement, effective as of the day after the Distribution Date, one or more members of the B&W Group (as determined by B&W) shall assume or continue the sponsorship of, and no member of the McDermott Group shall have any further liability for or under, the following agreements, obligations and liabilities, and B&W shall indemnify each member of the McDermott Group, and the officers, directors, and employees of each member of the McDermott Group, and hold them harmless with respect to such agreements, obligations or liabilities:

(i) any and all individual agreements entered into between any member of the McDermott Group and any B&W Employee or Former B&W Employee;

(ii) any and all agreements entered into between any member of the McDermott Group and any individual who is an independent contractor providing services primarily for the business activities of the B&W Group;

(iii) any and all collective bargaining agreements, collective agreements and trade union or works council agreements entered into between any member of the McDermott Group and any union, works council or other body representing only B&W Employees or Former B&W Employees;

(iv) any and all wages, salaries, incentive compensation (as the same may be modified by this Agreement), commissions and bonuses payable to any B&W Employees or Former B&W Employees after the Distribution Date, without regard to when such wages, salaries, incentive compensation, commissions and bonuses are or may have been earned;

(v) any and all moving expenses and obligations related to relocation, repatriation, transfers or similar items incurred by or owed to any B&W Employees or Former B&W Employees, whether or not accrued as of the Distribution Date (other than such expenses and obligations incurred by MII on or prior to the Distribution Date as a result of which there is an existing liability as of the Distribution Date and items set forth on Schedule 4.1(b)(v), all of which shall remain MII’s obligation);

(vi) any and all immigration-related, visa, work application or similar rights, obligations and liabilities related to any B&W Employees or Former B&W Employees; and

(vii) any and all liabilities and obligations whatsoever with respect to claims made by or with respect to any B&W Employees or Former B&W Employees in connection with any employee benefit plan, program or policy not otherwise retained or assumed by any member of the McDermott Group pursuant to this Agreement, including such liabilities relating to actions or omissions of or by any member of the B&W Group or any officer, director, employee or agent thereof on or prior to the Distribution Date.

(c) Except as otherwise provided in this Agreement, effective as of the day after the Distribution Date, no member of the B&W Group shall have any further liability for, and MII shall indemnify each member of the B&W Group, and the officers, directors, and employees of each member of the B&W Group, and hold them harmless with respect to any and all liabilities and obligations whatsoever with respect to, claims made by or with respect to any McDermott Employees or Former McDermott Employees in connection with any employee benefit plan, program or policy not otherwise retained or assumed by any member of the B&W Group pursuant to this Agreement, including such liabilities relating to actions or omissions of or by any member of the McDermott Group or any officer, director, employee or agent thereof on or prior to the Distribution Date.

Section 4.2 Sponsorship and/or Establishment of B&W Plans. Except as otherwise provided in this Agreement, sponsorship of benefit plans that cover solely B&W Employees and Former B&W Employees shall become effective no later than the day after the Distribution Date by the member of the B&W Group specified on Schedule 4.2, and to the extent necessary to achieve such sponsorship, each member of the McDermott Group and each member of the B&W Group shall take appropriate action, including transfer of sponsorship of each such plan. McDermott Welfare Plans in which both (i) McDermott Employees or Former McDermott Employees and (ii) B&W Employees or Former B&W Employees participate shall be divided into two separate plans, with one covering McDermott Employees and Former McDermott Employees sponsored by a member of the McDermott Group, and the other covering B&W Employees and Former B&W Employees sponsored by a member of the B&W Group.

Section 4.3 Service Credit.

(a) Service for Eligibility and Vesting Purposes. Except as otherwise provided in any other provision of this Agreement, for purposes of eligibility and vesting under the B&W Pension Plan, B&W Thrift Plan and B&W Welfare Plans, B&W shall, and shall cause each member of the B&W Group to, credit each B&W Employee and Former B&W Employee with service for any period of employment with any member of the McDermott Group on or prior to the Distribution Date to the same extent such service would be credited if it had been performed for a member of the B&W Group.

(b) Service for Benefit Purposes. Except as otherwise provided in any other provision of this Agreement, (i) for purposes of benefit levels and accruals and benefit commencement entitlements under the B&W Pension Plan, B&W Thrift Plan and B&W Welfare Plans, B&W shall, and shall cause each member of the B&W Group to, credit each B&W Employee and Former B&W Employee with service for any period of employment with any member of the McDermott Group on or prior to the Distribution Date to the same extent that such service is taken into account pursuant to the terms of the McDermott Pension Plan, McDermott Thrift Plan and McDermott Welfare Plans, and (ii) for purposes of benefit commencement entitlements under the McDermott Pension Plan, McDermott Thrift Plan and McDermott Welfare Plans, MII shall, and shall cause each member of the McDermott Group to, credit each McDermott Employee and Former McDermott Employee with service for any period of employment with any member of the B&W Group on or prior to the Distribution Date to the same extent such service would be credited if it had been performed for a member of the McDermott Group.

(c) Evidence of Prior Service. Notwithstanding anything to the contrary, but subject to applicable law, upon reasonable request by one Party to the other Party, the first Party will provide to the other Party copies of any records available to the first Party to document such service, plan participation and membership of such Employees and cooperate with the first Party to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to any Employee.

Section 4.4 Plan Administration.

(a) Transition Services. The Parties acknowledge that the McDermott Group or the B&W Group may provide administrative services for certain of the other Party’s benefit programs for a transitional period under the terms of an applicable transition services agreement. The Parties agree to enter into a business associate agreement (if required by applicable health information privacy laws) in connection with such transition services agreement.

(b) Administration. B&W shall use its best efforts to, and shall cause each member of the B&W Group to use its best efforts to, administer its benefit plans in a manner that does not jeopardize the tax-favored status of the tax-favored benefit plans maintained by any member of the McDermott Group. MII shall use its best efforts to, and shall cause each member of the McDermott Group to use its best efforts to, administer its benefit plans in a manner that does not jeopardize the tax-favored status of the tax-favored benefit plans maintained by any member of the B&W Group.

(c) Participant Elections and Beneficiary Designations. All participant elections and beneficiary designations made under any plan sponsored by a member of the McDermott Group prior to the effective date as of which assets or liabilities relating to that plan are transferred or allocated to a member of the

B&W Group shall continue in effect under any plan maintained by any member of the B&W Group to which liabilities are transferred or allocated pursuant to this Agreement until such time as any applicable participant changes his elections or beneficiary designations in accordance with the procedures of the relevant plan, as the case may be, including deferral, investment, and payment form elections, dividend elections, coverage options and levels, beneficiary designations and the rights of alternate payees under qualified domestic relations orders.

ARTICLE V

PENSION, EXCESS AND SUPPLEMENTAL PLANS

Section 5.1 General Principles. The B&W Pension Plans shall continue to be maintained and sponsored by one or more members of the B&W Group after the Distribution Date. Additionally, on or prior to the Distribution Date, B&W shall amend one of the B&W Pension Plans (the “B&W Transferee Plan”) in order that the B&W Transferee Plan will provide to each B&W Employee and Former B&W Employee who was a participant in the McDermott Pension Plan (and each alternate payee or beneficiary of such person) (the “B&W Pension Beneficiaries”) benefits identical to those accrued with respect to such person under the McDermott Pension Plan as of the close of business on April 30, 2010 (the “Initial Transfer Date”) (the “Transferred Benefit”). On or prior to the Distribution Date, B&W shall also establish a trust intended to be qualified under Code Section 501(a) (the “B&W Master Trust”), and MI and B&W shall cause the transfer from the McDermott Master Trust to the B&W Master Trust of the assets of the B&W Pension Plans as described in Section 5.2. A B&W Pension Beneficiary shall not accrue benefits under the McDermott Pension Plan after the Initial Transfer Date, unless such B&W Pension Beneficiary shall become employed by any member of the McDermott Group that participates in the McDermott Pension Plan after the Distribution Date. A McDermott Employee or Former McDermott Employee shall not accrue benefits under the B&W Transferee Plan, unless such McDermott Employee or Former McDermott Employee shall become employed by any member of the B&W Group that participates in the B&W Transferee Plan. The McDermott Group and the B&W Group shall each be responsible for the funding of their respective pension plans after the Distribution Date.

Section 5.2 Pension Transfers.

(a) Initial Transfer. On or prior to the Distribution Date, with the assistance of the MI Actuary, MI shall establish and communicate to B&W an amount equal to 90% of the estimated asset transfer amount attributable to the Transferred Benefit, calculated as of the Initial Transfer Date in accordance with Code Section 414(l) but based on January 1, 2009 census data and trust assets as of the last business day of the month immediately preceding the month in which the Initial Transfer Date occurs, as estimated in good faith by MI (the “Initial Transfer Amount”). Following the determination of the Initial Transfer Amount by MI, MI shall cause to be transferred from the McDermott Pension Plan to the B&W Transferee Plan assets having an aggregate Value (as defined below) equal to the Initial Transfer Amount. As of June 1, 2010, the B&W Transferee Plan shall commence making the required benefit payments. Effective as of the Initial Transfer Date, B&W shall assume all liabilities with respect to the payment of benefits previously accrued under the McDermott Pension Plan by the B&W Pension Beneficiaries.

(b) Calculation of Final Transfer Amount and True-Up Adjustment. Promptly following the Initial Transfer Date, the MI Actuary shall determine the Final Transfer Amount and the True-Up Adjustment, each of which is defined herein. The “Final Transfer Amount” means the amount required to be transferred from the McDermott Pension Plan to the B&W Transferee Plan in respect of the assumption by the B&W Transferee Plan of the Transferred Benefit obligations, as determined in accordance with Code Section 414(l) and the regulations thereunder, as appropriately adjusted to reflect the following amounts arising after the Initial Transfer Date and before the True-Up Adjustment: (i) any distributions and contributions made in respect of the B&W Pension Beneficiaries; (ii) administrative expenses of the McDermott Pension Plan reasonably allocable to the B&W Pension Beneficiaries; (iii) the net gain or loss (realized and unrealized) of the McDermott Pension Plan allocable to the B&W Pension Beneficiaries;

(iv) changes in the census data from January 1, 2009 through the Initial Transfer Date; and (v) other appropriate items. Promptly upon determination of the Final Transfer Amount, MI shall cause the MI Actuary to provide to B&W a written statement of the Final Transfer Amount, a summary of the calculation of such amount and a written statement that the sum of the Initial Transfer Amount and the True-Up Adjustment satisfies the requirements of Code Section 414(l). MI and B&W shall use commercially reasonable efforts to cause the determination of the Final Transfer Amount and the True-Up Adjustment to be completed as promptly as practicable, subject to the time frames established herein, but in no event later than December 31, 2010.

(c) Transfer of True-Up Adjustment. Transfer of the True-Up Adjustment shall be made promptly after the date on which the Final Transfer Amount is determined by the MI Actuary. The “True-Up Adjustment” means: (A) if the Final Transfer Amount exceeds the Initial Transfer Amount, MI shall cause to be transferred from the McDermott Pension Plan to the B&W Transferee Plan trust assets having a Value (as defined below) equal to such excess, and (B) if the Initial Transfer Amount exceeds the Final Transfer Amount, B&W shall cause to be transferred from the B&W Transferee Plan to the McDermott Pension Plan assets having a Value equal to such excess.

(d) B&W Pension Plans Transfer. Effective as of June 30, 2010, assets attributable to the B&W Pension Plans held in the McDermott Master Trust shall be transferred to the B&W Master Trust.

(e) Assets and Value.

(i) Assets To Be Transferred. Assets to be transferred under this Article V shall be in kind and/or in cash in a manner that represents, as closely as commercially practical, a pro rata portion of each asset and position held by the applicable of the McDermott Pension Plan or the B&W Pension Plans in the McDermott Master Trust as of the date of such transfer, except that reasonable adjustments shall be made where MI determines such transfers cannot reasonably be made due to investment manager account minimums or where other considerations prevent such pro rata transfers or render such pro rata transfers impractical.

(ii) Value. For purposes of this Agreement, the “Value” of all pension assets shall be the fair market value of such assets as determined in good faith by the named fiduciary of the McDermott Master Trust based on the most recent audited account statements provided to such named fiduciary by the trustee of the McDermott Master Trust.

(f) Merger of the McDermott Pension Plan. The McDermott Pension Plan subject to the Initial Transfer Amount and/or the True-Up Adjustment may be merged into and become a part of another McDermott tax-qualified defined benefit plan. In the event of such merger, the resulting plan will be subject to any subsequent Initial Transfer Amount or True-Up Adjustment.

Section 5.3 Excess and Supplemental Plans.

(a) Excess Plans. The liabilities attributable to McDermott Employees and Former McDermott Employees in a B&W Excess Plan, if any, shall be assumed by a member of the McDermott Group which sponsors the McDermott Excess Plans and the liabilities attributable to B&W Employees and Former B&W Employees in a McDermott Excess Plan, if any, shall be assumed by a member of the B&W Group which sponsors a B&W Excess Plan, each effective as of the Distribution Date.

(b) Supplemental Plans. On or prior to the Distribution Date, B&W shall establish the B&W New SERP. The liabilities attributable to B&W Employees and Former B&W Employees in the McDermott SRPP shall be assumed by a member of the B&W Group which sponsors the B&W New SERP, effective as of the Distribution Date. Each member of the B&W Group shall cease to be a participating employer in the McDermott SRPP and the MII SERP, and the B&W Employees and the Former B&W Employees shall no longer participate in the McDermott SRPP or MII SERP, each effective as of the Distribution Date, unless any such B&W Employee or Former B&W Employee shall become employed by any member of the McDermott Group after such date and such member participates in the McDermott SRPP or the MII SERP and such employee is eligible for participation therein.

(c) Liability and Responsibility. B&W shall have sole responsibility for the administration of each B&W Excess Plan and the B&W New SERP and the payment of benefits thereunder to or on behalf of B&W Employees and Former B&W Employees, and no member of the McDermott Group shall have any liability or responsibility therefor. MII shall have sole responsibility for the administration of each McDermott Excess Plan and the McDermott SRPP and the payment of benefits thereunder to or on behalf of McDermott Employees and Former McDermott Employees, and no member of the B&W Group shall have any liability or responsibility therefor.

ARTICLE VI

THRIFT PLANS

Section 6.1 General Principles. On or prior to the Distribution Date, B&W shall establish and adopt a qualified employee cash or deferred arrangement under Code Section 401(k) (the “B&W Thrift Plan”) intended to be qualified under Code Section 401(a) and containing provisions that will provide, among other things, (i) benefits for each B&W Employee and Former B&W Employee who was a participant (or former participant with a remaining account balance) in the McDermott Thrift Plan as of the Distribution Date (and each beneficiary and alternate payee of such person) (the “B&W Thrift Plan Beneficiaries”) identical (except as provided in this Article VI) to those in effect for the B&W Thrift Plan Beneficiaries under the McDermott Thrift Plan as of the date of transfer of assets and liabilities with respect to such plan (as described below), and (ii) McDermott Employees or Former McDermott Employees (and each beneficiary or alternate payee of such person) (the “McDermott Thrift Plan Beneficiaries”) with participant account balances reflecting shares of B&W Common Stock received in the Distribution. Each B&W Employee who was an active participant in the McDermott Thrift Plan immediately prior to the Distribution Date shall participate in the B&W Thrift Plan effective on the Distribution Date. B&W Employees and Former B&W Employees shall not make or receive additional contributions under the McDermott Thrift Plan after the Distribution Date, unless any such B&W Employee or Former B&W Employee shall become employed by any member of the McDermott Group after such date and such member participates in the McDermott Thrift Plan. A McDermott Employee or Former McDermott Employee shall not participate in the B&W Thrift Plan after the Distribution Date, unless any such McDermott Employee or Former McDermott Employee shall become employed by any member of the B&W Group after such date and such member participates in the B&W Thrift Plan. The interest of each B&W Thrift Plan Beneficiary in the McDermott Thrift Plan attributable to employer matching contributions as of the Distribution Date shall be 100% vested on the Distribution Date. The interest of each McDermott Thrift Plan Beneficiary in the B&W Thrift Plan attributable to employer matching contributions as of the Distribution Date shall be 100% vested on the Distribution Date.

Section 6.2 Treatment of MII Common Stock and B&W Common Stock.

(a) B&W Common Stock Fund. The B&W Thrift Plan will provide as of the Distribution Date: (i) for the establishment of a B&W Common Stock fund; (ii) that such B&W Common Stock fund shall receive and hold all shares of B&W Common Stock to be distributed in the Distribution on behalf of B&W Thrift Plan Beneficiaries and McDermott Thrift Plan Beneficiaries; (iii) that, following the Distribution Date, contributions made by or on behalf of B&W Thrift Plan Beneficiaries may be allocated to the B&W Common Stock fund; (iv) that the McDermott Thrift Plan Beneficiaries will be prohibited from increasing their holdings in the B&W Common Stock fund; (v) that the McDermott Thrift Plan Beneficiaries may elect to liquidate their holdings in the B&W Common Stock fund and invest those monies in any other investment fund offered under the B&W Thrift Plan; and (vi) that the McDermott Thrift Plan Beneficiaries may elect to receive their holdings in the B&W Thrift Plan in accordance with the distribution options provided under such plan to terminated employees. Additionally, B&W shall cause the B&W Thrift Plan to provide that the McDermott Thrift Plan Beneficiaries shall participate in the B&W Thrift Plan in respect of their accounts thereunder; provided, however, B&W may in its discretion provide that the B&W Common Stock fund shall no longer be offered as an investment alternative under the B&W Thrift Plan.

(b) McDermott Common Stock Fund. MI shall amend the McDermott Thrift Plan, on or prior to the Distribution Date, to provide that, following the Distribution: (i) the MII Common Stock fund will hold the assets of the accounts of the B&W Thrift Plan Beneficiaries invested in the MII Common Stock fund; (ii) the B&W Thrift Plan Beneficiaries will be prohibited from increasing their holdings in the MII Common Stock fund; (iii) the B&W Thrift Plan Beneficiaries may elect to liquidate their holdings in the MII Common Stock fund and invest those monies in any other investment fund offered under the McDermott Thrift Plan; and (iv) the B&W Thrift Plan Beneficiaries may elect to receive their holdings in the MII Thrift Plan in accordance with the distribution options available under such plan to terminated employees. MI shall cause the McDermott Thrift Plan to provide that B&W Thrift Plan Beneficiaries shall participate in the McDermott Thrift Plan in respect of their accounts thereunder; provided, however, MI may in its discretion provide that the MII Common Stock fund shall no longer be offered as an investment alternative under the McDermott Thrift Plan.

Section 6.3 Transfer of Accounts. Before or as soon as reasonably practicable after the Distribution Date, but in no event later than six months following the Distribution Date, MI shall cause to be transferred from the trust under the McDermott Thrift Plan to the trust under the B&W Thrift Plan the aggregate amount that is credited to the accounts of the B&W Thrift Plan Beneficiaries as of the date of transfer, but not less than or more than permitted by applicable law, as determined by MI, save and except for the portion of the MII Common Stock fund attributable to the accounts of the B&W Thrift Plan Beneficiaries. The transfer shall, to the extent reasonably possible, be an in-kind transfer, subject to the reasonable consent of the trustee of the B&W Thrift Plan trust and shall include the transfer of the aggregate assets held in the accounts relating to each B&W Thrift Plan Beneficiary under the McDermott Thrift Plan and any participant loan notes held under such plans. MI shall cause the McDermott Thrift Plan to allocate to the B&W Thrift Plan the portion of any forfeiture account under the McDermott Thrift Plan that relates to forfeiture by Former B&W Employees consistent with MI’s recent past practice regarding allocation of forfeitures under the McDermott Thrift Plan.

ARTICLE VII

WELFARE PLANS

Section 7.1 Establishment of B&W Welfare Plans. Except as provided below, the members of the B&W Group who had previously adopted a McDermott Welfare Plan and were participating employers therein on the Distribution Date (“Participating B&W Employers”) shall, at 11:59 p.m. on that date, withdraw from such participation, and, effective as of the Distribution Date, one or more of the Participating B&W Employers shall assume sponsorship, under newly established welfare plans, of the coverage and benefits which were offered under such plans to the B&W Employees and the Former B&W Employees (and their eligible spouses and dependents as the case may be) of the Participating B&W Employers (collectively, the “B&W Welfare Plan Participants”). Such coverage and benefits shall then be provided to the B&W Welfare Plan Participants on an uninterrupted basis under the newly established B&W Welfare Plans which shall contain substantially the same benefit provisions as in effect under the corresponding McDermott Welfare Plan on the Distribution Date. Except as provided below, effective as of the day after the Distribution Date, liabilities relating to the B&W Welfare Plan Participants shall be spun off from each McDermott Welfare Plan and allocated to the corresponding new B&W Welfare Plan.

As a result of withdrawal from participation in the McDermott Welfare Plans by the Participating B&W Employers, the B&W Welfare Plan Participants shall lose eligibility for coverage under the McDermott Welfare Plans at the close of business on the Distribution Date. B&W Welfare Plan Participants shall not participate in any McDermott Welfare Plans after the Distribution Date, unless they shall become employed after the Distribution Date by any member of the McDermott Group that participates in such plans and meet the terms and conditions of participation thereunder. McDermott Employees and Former McDermott Employees shall not participate in any B&W Welfare Plans after the Distribution Date, unless they shall become employed after the Distribution Date by any member of the B&W Group that participates in such plans and meet the terms and conditions of participation thereunder.

Section 7.2 Transitional Matters Under B&W Welfare Plans.

(a) Treatment of Claims Incurred.

(i) Self-Insured Benefits. B&W shall assume and shall be responsible for the funding of payment for all unpaid covered claims and eligible expenses incurred by any B&W Employees and Former B&W Employees under the McDermott Welfare Plans and McDermott Benefit Arrangements on or prior to the Distribution Date that are not described in section 7.2(a)(ii) below. No member of the McDermott Group shall be responsible for any liability with respect to any such claims or expenses.

(ii) Insured Benefits. With respect to benefits that, on or prior to the Distribution Date, are provided for under the McDermott Welfare Plans through the purchase of insurance, MI shall cause the McDermott Welfare Plans to fully perform, pay and discharge all claims of B&W Welfare Plan Participants that are incurred prior to the Distribution Date.

(iii) Claims Incurred. For purposes of this Section 7.2(a), a claim or liability is deemed to be incurred (A) with respect to medical, dental, vision and/or prescription drug benefits, upon the rendering of health services giving rise to such claim or liability; (B) with respect to life insurance, accidental death and dismemberment and business travel accident insurance, upon the occurrence of the event giving rise to such claim or liability; (C) with respect to long-term disability benefits, upon the date of an individual’s disability, as determined by the disability benefit insurance carrier or claim administrator, giving rise to such claim or liability; and (D) with respect to a period of continuous hospitalization, upon the date of admission to the hospital, unless otherwise provided under the terms of the applicable McDermott Welfare Plan or McDermott Benefit Arrangement.

(b) Credit for Deductibles and Other Limits. With respect to each B&W Welfare Plan Participant, the B&W Welfare Plans will give credit in the year of the Distribution Date for any amount paid, number of services obtained or visits provided under the comparable type McDermott Welfare Plan by such B&W Welfare Plan Participant in the year of the Distribution Date toward deductibles, out-of-pocket maximums, limits on number of services or visits, or other similar limitations to the extent such amounts are taken into account under the comparable type McDermott Welfare Plan. For purposes of any life-time maximum benefit limit payable to a B&W Welfare Plan Participant under any B&W Welfare Plan, the B&W Welfare Plans will recognize any expenses paid or reimbursed by a McDermott Welfare Plan with respect to such participant on or prior to the Distribution Date to the same extent such expense payments or reimbursements would be recognized in respect of an active plan participant under that McDermott Welfare Plan.

(c) COBRA. Effective as of the day after the Distribution Date, B&W shall assume and satisfy all requirements under COBRA with respect to all B&W Employees and Former B&W Employees and their qualified beneficiaries, including for individuals who are already receiving benefits as of such date under COBRA.

(d) Long-Term Care Insurance. Effective as of June 30, 2010, the McDermott Welfare Plan sponsored by MI which provides long-term care insurance shall be terminated and no corresponding coverage shall be provided by any B&W Entity under any B&W Welfare Plan or otherwise.

Section 7.3 VEBA. MI is the grantor of a Code Section 501(c)(9) trust (the “VEBA”) that holds the plan assets of a B&W Welfare Plan. On or prior to the Distribution Date, B&W or a member of the B&W Group shall assume the status as settlor and sponsor of the VEBA, and no member of the McDermott Group shall have any further responsibility or liability therefor.

Section 7.4 Continuity of Benefits, Benefit Elections and Beneficiary Designations.

(a) Benefit Elections and Designations. As of the day after the Distribution Date (or such other date provided for under subsection 7.4(b)), B&W shall cause the B&W Welfare Plans to recognize and give effect to all elections and designations (including all coverage and contribution elections and beneficiary designations) made by each B&W Welfare Plan Participant under, or with respect to, the corresponding

McDermott Welfare Plan for the year including the Distribution Date. Notwithstanding the foregoing, no elections with respect to long-term care insurance shall be given effect by B&W under any B&W Welfare Plan or otherwise.

(b) Additional Details Regarding Flexible Spending Accounts. To the extent any B&W Welfare Plan provides or constitutes a health care flexible spending account or dependent care flexible spending account (each a “B&W FSA”), such B&W Welfare Plan shall be effective as of January 1, 2010 rather than the day after the Distribution Date. It is the intention of the Parties that all activity under a B&W Welfare Plan Participant’s flexible spending account with McDermott for the year including the Distribution Date be treated instead as activity under the corresponding B&W FSA. Accordingly, (i) any period of participation by a B&W Welfare Plan Participant in a McDermott flexible spending account during the year including the Distribution Date (the “Participation Period”) will be deemed a period when the B&W Welfare Plan Participant participated in the corresponding B&W FSA; (ii) all expenses incurred during a Participation Period will be deemed incurred while the participant’s coverage was in effect under the corresponding B&W FSA; and (iii) all elections and reimbursements made with respect to a Participation Period under a McDermott flexible spending account will be deemed to have been made with respect to the corresponding B&W FSA.

(c) Employer Non-elective Contributions. As of the day after the Distribution Date, B&W shall cause any B&W Welfare Plan that constitutes a cafeteria plan under Section 125 of the Code to recognize and give effect to all non-elective employer contributions payable and paid toward coverage of a B&W Welfare Plan Participant under the corresponding McDermott Welfare Plan that is a cafeteria plan under Section 125 of the Code for the applicable cafeteria plan year.

Section 7.5 Insurance Contracts. To the extent any McDermott Welfare Plan is funded through the purchase of an insurance contract or is subject to any stop loss contract, MI and B&W will cooperate and use their commercially reasonable efforts to replicate such insurance contracts for B&W (except to the extent changes are required under applicable state insurance laws) and to maintain any pricing discounts or other preferential terms for both MI and B&W for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 7.5.

Section 7.6 Third-Party Vendors. Except as provided below, to the extent any McDermott Welfare Plan is administered by a third-party vendor, MI and B&W will cooperate and use their commercially reasonable efforts to replicate any contract with such third-party vendor for B&W and to maintain any pricing discounts or other preferential terms for both MI and B&W for a reasonable term. Neither Party shall be liable for failure to obtain such pricing discounts or other preferential terms for the other Party. Each Party shall be responsible for any additional premiums, charges or administrative fees that such Party may incur pursuant to this Section 7.6.

Section 7.7 Claims Experience. Notwithstanding the foregoing, MI and B&W shall use commercially reasonable efforts to ensure that any claims experience under the McDermott Welfare Plans attributable to B&W Welfare Beneficiaries shall be available to the B&W Welfare Plans, as permitted by any applicable privacy protection laws or regulations or Privacy Contracts.

ARTICLE VIII

BENEFIT ARRANGEMENTS

Except as otherwise provided under this Agreement, effective as of the day after the Distribution Date, B&W Employees and Former B&W Employees shall not be eligible to participate in any McDermott Benefit Arrangement.

ARTICLE IX

WORKERS’ COMPENSATION AND UNEMPLOYMENT COMPENSATION

Effective as of the Distribution Date, B&W shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all claims and liabilities relating to workers’ compensation and unemployment compensation benefits for all B&W Employees and Former B&W Employees. Effective as of the Distribution Date, MII shall have (and, to the extent it has not previously had such obligations, assume) the obligations for all claims and liabilities relating to workers’ compensation and unemployment compensation benefits for all McDermott Employees and Former McDermott Employees. B&W and MII shall use commercially reasonable efforts to provide that workers’ compensation and unemployment insurance costs are not adversely affected for either of them by reason of the Distribution.

ARTICLE X

RETENTION, SEVERANCE AND OTHER MATTERS

Section 10.1 Retention Agreements.

(a) B&W Obligations. Effective as of the Distribution Date, B&W hereby assumes MII’s rights and obligations arising under the retention agreements described in Schedule 10.1(a) and agrees to honor the terms and conditions of those agreements applicable to B&W as a successor under the terms of such agreements, unless the B&W Employee covered by such an agreement terminates employment with the B&W Group within 31 days after the Distribution Date for Good Reason (as defined in the relevant retention agreement) which occurs upon the Distribution Date, in which case MII shall remain obligated under the applicable retention agreement. Except for B&W’s assumption of the retention agreements as described above, the terms of the retention agreements shall in all other respects be unaffected. The Parties agree that the B&W Employees who are covered by retention agreements described above are express beneficiaries of this Section 10.1(a).

(b) MII Obligations. MII shall continue to be responsible for and remain obligated under the retention agreements described in Schedule 10.1(b) and agrees to honor the terms and conditions of those agreements.

(c) Additional Obligations. B&W and MII shall each be solely responsible for any other retention arrangements entered into by any member of the B&W Group or any member of the McDermott Group, respectively, and that are not otherwise allocated by this Agreement to a member of either the McDermott Group or the B&W Group.

Section 10.2 Severance.

(a) Except as otherwise provided in this Agreement, immediately following the Distribution, MII shall have no liability or obligation under any MII severance plan or policy with respect to B&W Employees or Former B&W Employees (other than with respect to those individuals set forth on Schedule 10.2(a) who have accepted temporary positions with a member of the B&W Group). B&W shall be responsible for paying any severance benefits payable under the McDermott Severance Plan to individuals who transfer from employment with a member of the McDermott Group to employment with a member of the B&W Group in connection with the Distribution and who are involuntarily terminated within twelve months of the Distribution Date for reasons other than cause (other than with respect to those individuals set forth on Schedule 10.2(a)).

(b) Except as otherwise provided in this Agreement, effective after the Distribution Date, B&W shall assume and shall be responsible for administering all payments and benefits under the applicable MII severance policies or any termination agreements with Former B&W Employees whose employment terminated prior to the Distribution Date for an eligible reason under such policies or in accordance with such agreements.

Section 10.3 Accrued Time Off. B&W shall recognize and assume all liability for all vacation, holiday, sick leave, flex days, personal days and paid-time off with respect to B&W Employees, and B&W shall credit each B&W Employee with such accrual.

Section 10.4 Leaves of Absence. B&W will continue to apply the appropriate leave of absence policies applicable to inactive B&W Employees who are on an approved leave of absence as of the Distribution Date. Leaves of absence taken by B&W Employees prior to the Distribution Date shall be deemed to have been taken as employees of a member of the B&W Group.

Section 10.5 Collective Bargaining Agreements. The McDermott Group shall have no further liability for all collective bargaining agreements, collective agreements, multiemployer plans, pension and welfare plans and arrangements and trade union or works council agreements entered into with any member of the McDermott Group, any union, works council or other body representing only B&W Employees and/or Former B&W Employees.

Section 10.6 Director Programs. MII shall retain responsibility for the payment of any fees payable in respect of service on the MII board of directors that are payable but not yet paid as of the Distribution Date, and B&W shall not have any responsibility for any such payments.

Section 10.7 Restrictive Covenants in Employment and Other Agreements.

(a) To the fullest extent permitted by the agreements described in this Section 10.7(a) and applicable law, MII shall assign, or cause any member of the McDermott Group to assign, to B&W or a member of the B&W Group, as designated by B&W, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the McDermott Group and a B&W Employee or Former B&W Employee, with such assignment to be effective as of the Distribution Date. To the extent that assignment of such agreements is not permitted, effective as of the Distribution Date, each member of the B&W Group shall be considered to be a successor to each member of the McDermott Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the McDermott Group and a B&W Employee or Former B&W Employee whom B&W reasonably determines have substantial knowledge of the business activities of the B&W Group, such that each member of the B&W Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the B&W Group; provided, however, that in no event shall MII be permitted to enforce such restrictive covenant agreements against B&W Employees or Former B&W Employees for action taken in their capacity as employees of a member of the B&W Group.

(b) To the fullest extent permitted by the agreements described in this Section 10.7(b) and applicable law, B&W shall assign, or cause any member of the B&W Group to assign, to MII or a member of the McDermott Group, as designated by MII, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the B&W Group and a McDermott Employee or Former McDermott Employee, with such assignment to be effective as of the Distribution Date. To the extent that assignment of such agreements is not permitted, effective as of the Distribution Date, each member of the McDermott Group shall be considered to be a successor to each member of the B&W Group for purposes of, and a third-party beneficiary with respect to, all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between a member of the B&W Group and a McDermott Employee or Former McDermott Employee whom MII reasonably determines have substantial knowledge of the business activities of the McDermott Group, such that MII and each member of the McDermott Group shall enjoy all the rights and benefits under such agreements (including rights and benefits as a third-party beneficiary), with respect to the business operations of the McDermott Group; provided, however, that in no event shall B&W be permitted to enforce such restrictive covenant agreements against McDermott Employees or Former McDermott Employees for action taken in their capacity as employees of a member of the McDermott Group.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Preservation of Rights to Amend. The rights of each member of the McDermott Group and each member of the B&W Group to amend, waive, or terminate any plan, arrangement, agreement, program, or policy referred to herein shall not be limited in any way by this Agreement.

Section 11.2 Confidentiality. Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith that is not otherwise public through no fault of such Party is confidential and is subject to the terms of the confidentiality provisions set forth in the Master Separation Agreement.

Section 11.3 Administrative Complaints/Litigation. Except as otherwise provided in this Agreement, on and after the Distribution Date, B&W shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims asserted at any time against MII or any member of the McDermott Group by any B&W Employee or Former B&W Employee (including any dependent or beneficiary of any such Employee) or any other person, to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with respect to the business activities of any member of the B&W Group, whether or not such employment or services were performed before or after the Distribution. To the extent that any legal action relates to a putative or certified class of plaintiffs, which includes both McDermott Employees (or Former McDermott Employees) and B&W Employees (or Former B&W Employees) and such action involves employment or benefit plan related claims, reasonable costs and expenses incurred by the Parties in responding to such legal action shall be allocated among the Parties equitably in proportion to a reasonable assessment of the relative proportion of Employees included in or represented by the putative or certified plaintiff class. The procedures contained in the indemnification and related litigation cooperation provisions of the Master Separation Agreement shall apply with respect to each Party’s indemnification obligations under this Section 11.3.

Section 11.4 Reimbursement and Indemnification. MII and B&W hereto agrees to reimburse the other Party, within 60 days of receipt from the other Party of reasonable verification, for all costs and expenses which the other Party may incur on its behalf as a result of any of the respective MII and B&W Welfare Plans, Pension Plans, Thrift Plan and Benefit Arrangements and, as contemplated by Section 10.2, any termination or severance payments or benefits. All liabilities retained, assumed or indemnified against by B&W pursuant to this Agreement, and all liabilities retained, assumed or indemnified against by MII pursuant to this Agreement, shall in each case be subject to the indemnification provisions of the Master Separation Agreement. Notwithstanding anything to the contrary, (i) no provision of this Agreement shall require any member of the B&W Group to pay or reimburse to any member of the McDermott Group any benefit-related cost item that a member of the B&W Group has previously paid or reimbursed to any member of the McDermott Group; and (ii) no provision of this Agreement shall require any member of the McDermott Group to pay or reimburse to any member of the B&W Group any benefit-related cost item that a member of the McDermott Group has previously paid or reimbursed to any member of the B&W Group.

Section 11.5 Costs of Compliance with Agreement. Except as otherwise provided in this Agreement or any other Ancillary Agreement, each Party shall pay its own expenses in fulfilling its obligations under this Agreement.

Section 11.6 Fiduciary Matters. MII and B&W each acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard. Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any liabilities caused by the failure to satisfy any such responsibility.

Section 11.7 Form S-8. Before the Distribution or as soon as reasonably practicable thereafter and subject to applicable law, B&W shall prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering under the Securities Act of 1933 the offering of a number of shares of B&W Common Stock at a minimum equal to the number of shares subject to the Replacement B&W Options, the Replacement B&W RSUs, Replacement B&W Performance RSUs and the Replacement B&W RSAs. B&W shall use commercially reasonable efforts to cause any such registration statement to be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) as long as any Replacement B&W Options, Replacement B&W RSUs, Replacement B&W Performance RSUs or Replacement B&W RSAs may remain outstanding.

Section 11.8 Entire Agreement. This Agreement, together with the documents referenced herein (including the Master Separation Agreement, the Ancillary Agreements and the plans and agreements referenced herein), constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. To the extent any provision of this Agreement conflicts with the provisions of the Master Separation Agreement, the provisions of this Agreement shall be deemed to control with respect to the subject matter hereof.

Section 11.9 Binding Effect; No Third-Party Beneficiaries; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, this Agreement is solely for the benefit of the Parties and should not be deemed to confer upon any third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement. Nothing in this Agreement is intended to amend any employee benefit plan or affect the applicable plan sponsor’s right to amend or terminate any employee benefit plan pursuant to the terms of such plan. Except as otherwise provided in Section 10.1(a), the provisions of this Agreement are solely for the benefit of the Parties, and no current or former Employee, officer, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement. This Agreement may not be assigned by any Party, except with the prior written consent of the other Parties.

Section 11.10 Amendment; Waivers. No change or amendment may be made to this Agreement except by an instrument in writing signed on behalf of each of the Parties. Any Party may, at any time, (i) extend the time for the performance of any of the obligations or other acts of another Party, (ii) waive any inaccuracies in the representations and warranties of another Party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance by another Party with any of the agreements, covenants or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein, nor shall any single or partial exercise of any such right preclude other or further exercises thereof or of any other right.

Section 11.11 Remedies Cumulative. All rights and remedies existing under this Agreement or the Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 11.12 Notices. Unless otherwise expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given: (i) when personally delivered, (ii) if mailed by registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter is refused by the addressee or its agent, (iii) if sent by overnight courier which delivers only upon the executed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent, or (iv) if sent by facsimile or electronic mail, on the date confirmation of transmission is received (provided that a copy of any notice delivered pursuant to this clause (iv) shall also be sent pursuant to clause (i), (ii) or (iii)), addressed to the attention of the addressee’s General Counsel at the address of its principal executive office or to such other address or facsimile number for a Party as it shall have specified by like notice.

Section 11.13 Counterparts. This Agreement, including the Schedules hereto and the other documents referred to herein, may be executed in multiple counterparts, each of which when executed shall be deemed to be an original but all of which together shall constitute one and the same agreement.

Section 11.14 Severability. If any term or other provision of this Agreement or the Schedules attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 11.15 Governing Law. To the extent not preempted by applicable federal law, this Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Texas, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

Section 11.16 Performance. Each of MII and B&W shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any member of the McDermott Group and any member of the B&W Group, respectively. The Parties each agree to take such further actions and to execute, acknowledge and deliver, or to cause to be executed, acknowledged and delivered, all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 11.17 Construction. This Agreement shall be construed as if jointly drafted by the Parties and no rule of construction or strict interpretation shall be applied against any Party.

Section 11.18 Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Master Separation Agreement is terminated prior to the Distribution Date, this Agreement shall be of no further force and effect.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names by a duly authorized officer as of the date first written above.

MCDERMOTT INTERNATIONAL, INC.

By:
Name: Title:

MCDERMOTT INCORPORATED

By:
Name: Title:

THE BABCOCK & WILCOX COMPANY

By:
Name: Title:

BABCOCK & WILCOX INVESTMENT COMPANY

By:
Name: Title